MEMORANDUM OF AGREEMENT

(Advisory Fee Waivers)

This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an “Exhibit” or, collectively the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the “Expiration Date”) and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

1.	Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the “Waiver”).

i.	Invesco’s Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.

For purposes of the paragraph above, the following terms shall have the following meanings:

(a)	“Affiliated Money Market Fund” - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

(b)	“Investing Fund” – any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

(c)	“Uninvested Cash” - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.	Neither a Trust nor Invesco may remove or amend the Waiver to a Trust’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund’s Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO EXCHANGE FUND
INVESCO HIGH INCOME TRUST II
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO MUNICIPAL TRUST
INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO SENIOR INCOME TRUST
INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in the Exhibit to

this Memorandum of Agreement

By:
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:
Title:	Senior Vice President

Exhibit A to Advisory Fee MOA

AIM Counselor Series Trust (Invesco Counselor Series Trust)	Waiver Description	Effective Date	Expiration Date
Invesco Strategic Real Return Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	4/30/2014	06/30/2018

AIM Investment Funds (Invesco Investment Funds	Waiver Description	Effective Date	Expiration Date
Invesco Balanced-Risk Commodity Strategy Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	02/24/15	06/30/2018

Invesco Global Targeted Returns Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	12/17/2013	06/30/2018

Invesco Strategic Income Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	5/2/2014	06/30/2018

Invesco Unconstrained Bond Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	10/14/2014	06/30/2018

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)	Waiver Description	Effective Date	Expiration Date
Premier Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	12/31/2016

Premier U.S. Government Money Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	12/31/2016

Premier Tax-Exempt Portfolio	Invesco will waive advisory fees in the amount of 0.05% of the Fund’s average daily net assets	06/01/2016	05/31/2017

EXHIBIT “B”

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco American Franchise Fund	February 12, 2010	June 30, 2018
Invesco California Tax-Free Income Fund	February 12, 2010	June 30, 2018
Invesco Core Plus Bond Fund	June 2, 2009	June 30, 2018
Invesco Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2018
Invesco Equity and Income Fund	February 12, 2010	June 30, 2018
Invesco Floating Rate Fund	July 1, 2007	June 30, 2018
Invesco Global Real Estate Income Fund	July 1, 2007	June 30, 2018
Invesco Growth and Income Fund	February 12, 2010	June 30, 2018
Invesco Low Volatility Equity Yield Fund	July 1, 2007	June 30, 2018
Invesco Pennsylvania Tax Free Income Fund	February 12, 2010	June 30, 2018
Invesco S&P 500 Index Fund	February 12, 2010	June 30, 2018
Invesco Short Duration High Yield Municipal Fund	September 30, 2015	June 30, 2018
Invesco Small Cap Discovery Fund	February 12, 2010	June 30, 2018
Invesco Strategic Real Return Fund	April 30, 2014	June 30, 2018

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Charter Fund	July 1, 2007	June 30, 2018
Invesco Diversified Dividend Fund	July 1, 2007	June 30, 2018
Invesco Summit Fund	July 1, 2007	June 30, 2018

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco European Small Company Fund	July 1, 2007	June 30, 2018
Invesco Global Core Equity Fund	July 1, 2007	June 30, 2018
Invesco International Small Company Fund	July 1, 2007	June 30, 2018
Invesco Small Cap Equity Fund	July 1, 2007	June 30, 2018

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Alternative Strategies Fund	October 14, 2014	June 30, 2018
Invesco Convertible Securities Fund	February 12, 2010	June 30, 2018
Invesco Global Low Volatility Equity Yield Fund	July 1, 2007	June 30, 2018
Invesco Mid Cap Core Equity Fund	July 1, 2007	June 30, 2018
Invesco Multi-Asset Inflation Fund	October 14, 2014	June 30, 2018
Invesco Small Cap Growth Fund	July 1, 2007	June 30, 2018
Invesco U.S. Mortgage Fund	February 12, 2010	June 30, 2018

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Asia Pacific Growth Fund	July 1, 2007	June 30, 2018
Invesco European Growth Fund	July 1, 2007	June 30, 2018
Invesco Global Growth Fund	July 1, 2007	June 30, 2018
Invesco Global Opportunities Fund	August 3, 2012	June 30, 2018
Invesco Global Small & Mid Cap Growth Fund	July 1, 2007	June 30, 2018
Invesco Global Sustainable Equity Fund	June 30, 2016	June 30, 2018
Invesco International Companies Fund	December 21, 2015	June 30, 2018
Invesco International Core Equity Fund	July 1, 2007	June 30, 2018
Invesco International Growth Fund	July 1, 2007	June 30, 2018
Invesco Select Opportunities Fund	August 3, 2012	June 30, 2018

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco All Cap Market Neutral Fund	December 17, 2013	June 30, 2018
Invesco Balanced-Risk Allocation Fund[1]	May 29, 2009	June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund[2]	November 29, 2010	June 30, 2018
Invesco Developing Markets Fund	July 1, 2007	June 30, 2018
Invesco Emerging Markets Equity Fund	May 11, 2011	June 30, 2018
Invesco Emerging Markets Flexible Bond Fund[3]	June 14, 2010	June 30, 2018
Invesco Endeavor Fund	July 1, 2007	June 30, 2018
Invesco Global Health Care Fund	July 1, 2007	June 30, 2018
Invesco Global Infrastructure Fund	May 2, 2014	June 30, 2018
Invesco Global Market Neutral Fund	December 17, 2013	June 30, 2018
Invesco Global Markets Strategy Fund[4]	September 25, 2012	June 30, 2018
Invesco Global Targeted Returns Fund[5]	December 17, 2013	June 30, 2018
Invesco Greater China Fund	July 1, 2007	June 30, 2018
Invesco International Total Return Fund	July 1, 2007	June 30, 2018
Invesco Long/Short Equity Fund	December 17, 2013	June 30, 2018
Invesco Low Volatility Emerging Markets Fund	December 17, 2013	June 30, 2018
Invesco Macro International Equity Fund	December 17, 2013	June 30, 2018
Invesco Macro Long/Short Fund	December 17, 2013	June 30, 2018
Invesco MLP Fund	August 29, 2014	June 30, 2018
Invesco Pacific Growth Fund	February 12, 2010	June 30, 2018
Invesco Premium Income Fund[6]	December 13, 2011	June 30, 2018
Invesco Select Companies Fund	July 1, 2007	June 30, 2018
Invesco Strategic Income Fund	May 2, 2014	June 30, 2018
Invesco Unconstrained Bond Fund	October 14, 2014	June 30, 2018

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Corporate Bond Fund	February 12, 2010	June 30, 2018
Invesco Global Real Estate Fund	July 1, 2007	June 30, 2018
Invesco Government Money Market Fund	July 1, 2007	June 30, 2018
Invesco High Yield Fund	July 1, 2007	June 30, 2018
Invesco Real Estate Fund	July 1, 2007	June 30, 2018
Invesco Short Duration Inflation Protected Fund	July 1, 2007	June 30, 2018
Invesco Short Term Bond Fund	July 1, 2007	June 30, 2018
Invesco U.S. Government Fund	July 1, 2007	June 30, 2018

[1]	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3	Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4	Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5	Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6	Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco American Value Fund	February 12, 2010	June 30, 2018
Invesco Comstock Fund	February 12, 2010	June 30, 2018
Invesco Energy Fund	July 1, 2007	June 30, 2018
Invesco Dividend Income Fund	July 1, 2007	June 30, 2018
Invesco Gold & Precious Metals Fund	July 1, 2007	June 30, 2018
Invesco Mid Cap Growth Fund	February 12, 2010	June 30, 2018
Invesco Small Cap Value Fund	February 12, 2010	June 30, 2018
Invesco Technology Fund	July 1, 2007	June 30, 2018
Invesco Technology Sector Fund	February 12, 2010	June 30, 2018
Invesco Value Opportunities Fund	February 12, 2010	June 30, 2018

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco High Yield Municipal Fund	February 12, 2010	June 30, 2018
Invesco Intermediate Term Municipal Income Fund	February 12, 2010	June 30, 2018
Invesco Municipal Income Fund	February 12, 2010	June 30, 2018
Invesco New York Tax Free Income Fund	February 12, 2010	June 30, 2018
Invesco Tax-Exempt Cash Fund	July 1, 2007	June 30, 2018
Invesco Limited Term Municipal Income Fund	July 1, 2007	June 30, 2018

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco V.I. American Franchise Fund	February 12, 2010	June 30, 2018
Invesco V.I. American Value Fund	February 12, 2010	June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund[7]	December 22, 2010	June 30, 2018
Invesco V.I. Comstock Fund	February 12, 2010	June 30, 2018
Invesco V.I. Core Equity Fund	July 1, 2007	June 30, 2018
Invesco V.I. Core Plus Bond Fund	April 30, 2015	June 30, 2018
Invesco V.I. Diversified Dividend Fund	February 12, 2010	June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2018
Invesco V.I. Equity and Income Fund	February 12, 2010	June 30, 2018
Invesco V.I. Global Core Equity Fund	February 12, 2010	June 30, 2018
Invesco V.I. Global Health Care Fund	July 1, 2007	June 30, 2018
Invesco V.I. Global Real Estate Fund	July 1, 2007	June 30, 2018
Invesco V.I. Government Money Market Fund	July 1, 2007	June 30, 2018
Invesco V.I. Government Securities Fund	July 1, 2007	June 30, 2018
Invesco V.I. Growth and Income Fund	February 12, 2010	June 30, 2018
Invesco V.I. High Yield Fund	July 1, 2007	June 30, 2018
Invesco V.I. International Growth Fund	July 1, 2007	June 30, 2018
Invesco V.I. Managed Volatility Fund	July 1, 2007	June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund	July 1, 2007	June 30, 2018
Invesco V.I. Mid Cap Growth Fund	February 12, 2010	June 30, 2018
Invesco V.I. S&P 500 Index Fund	February 12, 2010	June 30, 2018
Invesco V.I. Small Cap Equity Fund	July 1, 2007	June 30, 2018
Invesco V.I. Technology Fund	July 1, 2007	June 30, 2018
Invesco V.I. Value Opportunities Fund	July 1, 2007	June 30, 2018

[7]	Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

INVESCO EXCHANGE FUND

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Exchange Fund	September 30, 2015	June 30, 2018

INVESCO SECURITIES TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Balanced-Risk Aggressive Allocation Fund[8]	January 16, 2013	June 30, 2018

INVESCO MANAGEMENT TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Conservative Income Fund	July 1, 2014	June 30, 2018

CLOSED-END FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Advantage Municipal Income Trust II	May 15, 2012	June 30, 2018
Invesco Bond Fund	August 26, 2015	June 30, 2018
Invesco California Value Municipal Income Trust	May 15, 2012	June 30, 2018
Invesco Dynamic Credit Opportunities Fund	May 15, 2012	June 30, 2018
Invesco High Income Trust II	May 15, 2012	June 30, 2018
Invesco Municipal Income Opportunities Trust	August 26, 2015	June 30, 2018
Invesco Municipal Opportunity Trust	May 15, 2012	June 30, 2018
Invesco Municipal Trust	May 15, 2012	June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust	May 15, 2012	June 30, 2018
Invesco Quality Municipal Income Trust	August 26, 2015	June 30, 2018
Invesco Senior Income Trust	May 15, 2012	June 30, 2018
Invesco Trust for Investment Grade Municipals	May 15, 2012	June 30, 2018
Invesco Trust for Investment Grade New York Municipals	May 15, 2012	June 30, 2018
Invesco Value Municipal Income Trust	June 1, 2010	June 30, 2018

[8]	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.